         UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC  20549


                             FORM 8-K



                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported) November 8,
                              1999



                     NICHOLAS FINANCIAL, INC.
      (Exact name of registrant as specified in its Charter)




   British Columbia, Canada         333-08407        8736-3354
  (State or Other Jurisdiction of  (Commission   (I.R.S. Employer
    Incorporation or Organization)  File Number)  Identification No.)

  2454 McMullen Booth Road, Building C
        Clearwater, Florida                           33759
 (Address of Principal Executive Offices)          (Zip Code)



                          (727) 726-0763
       (Registrant's telephone number, Including area code)


                          Not applicable
  (Former name, former address and former fiscal year, if changed since last report)

Item 5.   Other Events

     Effective November 1, 1999, the Company renegotiated its credit line with BankAmerica. Under the terms of the new agreement the total credit facility was increased to 45 million, the effective interest rate was decreased and the maturity date has been extended to November 1, 2002.

     On November 8, 1999, the registrant issued a press release announcing the transaction, a copy of which is attached as exhibit 99.1 to this Form 8-K and incorporated herein by reference.



Item 7.   Financial Statements and Exhibits

 (c)Exhibits

 Exhibit No.    Description of Document
 -----------    -------------------------------------------
    99.1        Press release dated November 8, 1999 issued
                 by the registrant

                           SIGNATURES

   In accordance with the requirements of the Securities Act of 1934, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form 8-K and authorized this Report to be signed on its behalf by the undersigned, in the City of Clearwater, State of Florida, on November 8, 1999.


                    NICHOLAS FINANCIAL, INC.
                          (Registrant)


  Date: November 8, 1999           /s/ Peter L. Vosotas
                                    ----------------------------
                                    Peter L. Vosotas
                                    Chairman, President, Chief
    						Executive Officer
                                    (Principal Executive
    						 Officer)


  Date: November 8, 1999           /s/ Ralph T. Finkenbrink
                                    ------------------------------
			                  Ralph T. Finkenbrink
                                    (Principal  Financial Officer
    						 and Accounting Officer)

Exhibit 99.1

                                              FOR IMMEDIATE RELEASE
Nicholas Financial, Inc.
Corporate Headquarters
2454 McMullen-Booth Rd.
Building C, Suite 501
Clearwater, FL 33759

      Contact: Ralph Finkenbrink        NASDAQ: NICK
               Senior Vice President,   Web site:www.nicholasfinancial.com
               Finance
               Nicholas Financial, Inc.
               Ph # - 727-726-0763
               Fax # - 727-726-2140




         Revolving Credit line increased to $45,000,000
                    Branch Expansion Continues

November 8, 1999 - Clearwater, Florida, Nicholas Financial, Inc. (Nasdaq, NICK), announced today that the Company has renegotiated its credit facility with Bank of America. The terms of the new agreement will increase the line of credit from $35,000,000 to $45,000,000, decrease the effective interest rate and extend the maturity date to November 1, 2002.

According to Peter L. Vosotas, President and CEO, "Our relationship with Bank of America began in 1993 with a $4,000,000 revolving line of credit. I believe that our outstanding performance since then has convinced the Bank to expand our credit facility and provide us with these excellent rates and terms."

In the past quarter ended September 30, the company has opened a second branch office in Atlanta, Georgia, a branch office in Charlotte, North Carolina and is currently building a new branch in West Palm Beach, Florida. The company currently operates twelve
(12) branches in Florida, three (3) branches in Georgia and one (1) branch in North Carolina.The new loan agreement allows the company to continue its controlled expansion throughout the Southeast.